UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	000-54710	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 – Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 974-7248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment of Alexander Severance Agreement

On January 11, 2017, Pershing Gold Corporation (the “Company”) and Eric Alexander, the Company’s Vice President Finance and Controller and principal financial officer, entered into a Third Amended Severance Compensation Agreement dated January 11, 2017 (the “Third Amended Agreement”). The Third Amended Agreement replaces the Second Amended Severance Compensation Agreement between the Company and Mr. Alexander dated September 15, 2016 (the “Amended Agreement”), a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on September 21, 2016.

The Third Amended Agreement extends the term of the Amended Agreement to December 31, 2017. In all other material respects, the Third Amended Agreement is similar to the Second Amended Agreement.

Amendment of Janke Offer of Employment

On January 11, 2017, the Company and Timothy Janke, the Company’s Chief Operating Officer, entered into an Amendment to Offer of Employment dated January 11, 2017 (“Amended Offer of Employment”), amending and extending of the terms of the Offer of Employment letter agreement between the Company and Mr. Janke dated August 27, 2014 (the “Offer of Employment”), a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on September 4, 2014.

The Amended Offer of Employment extends Mr. Janke’s period of eligibility for severance payments under the Offer of Employment to December 31, 2017. In all other material respects, the Amended Offer of Employment is similar to the Offer of Employment.

Amendment of Struhsacker Severance Agreement

On January 11, 2017, the Company and Debra Struhsacker, the Company’s Senior Vice President, entered into a Second Extension Severance Compensation Agreement dated January 11, 2017 (“Amended Severance Agreement”), amending and extending the terms of the Severance Compensation Agreement between the Company and Ms. Struhsacker dated as of September 19, 2013 (as amended, the “Severance Agreement”), a copy of which Severance Agreement was filed as Exhibit 10.4 to the Quarterly Report on Form 10-Q filed on August 13, 2015.

The Amended Severance Agreement extends Ms. Struhsacker’s period of eligibility for severance payments under the Severance Agreement to December 31, 2017. In all other material respects, the Amended Severance Agreement is similar to the Severance Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	The following is filed as an exhibit to this report on Form 8-K.

Exhibit No.	Description
10.1	Third Amended Severance Compensation Agreement, dated January 11, 2017, between Pershing Gold Corporation and Eric Alexander.
10.2	Amendment to Offer of Employment, dated January 11, 2017, between Pershing Gold Corporation and Timothy Janke.
10.3	Second Extension Severance Compensation Agreement, dated January 11, 2017, between Pershing Gold Corporation and Debra Struhsacker.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2017

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President Finance and Controller